Exhibit 10.1

EXECUTION VERSION

ADDITIONAL FACILITIES ASSUMPTION AGREEMENT dated as of September 9, 2022 (this “Agreement”), relating to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 11, 2022 (as amended, restated, amended and restated, supplemented or modified from time to time, the “Credit Agreement”), by and among TAYLOR MORRISON COMMUNITIES, INC., a Delaware corporation (the “Borrower”), TAYLOR MORRISON HOME III CORPORATION, a Delaware corporation (“Holdings”), TAYLOR MORRISON HOLDINGS, INC., a Delaware corporation (“U.S. Holdings”), TAYLOR MORRISON FINANCE, INC., a Delaware corporation (“U.S. FinCo”), each lender from time to time party thereto (each individually referred to therein as a “Lender” and collectively as “Lenders”) and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

A. The Borrower has requested that the Persons set forth on Schedule 1 hereto (the “Additional Lenders”) provide additional Commitments (the “Additional Commitments”) to the Borrower in an aggregate amount of $200,000,000.

B. The Additional Lenders are willing to provide the Additional Commitments to the Borrower on the terms and subject to the conditions set forth herein and in the Credit Agreement.

C. The Administrative Agent and Issuing Banks holding a majority of the Letter of Credit Commitments are willing to approve of each Additional Lender that was not a Lender or an Affiliate of a Lender immediately prior to the Assumption Effective Date (as defined below).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.2A of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Additional Commitments. (a) Schedule 1 hereto sets forth the Additional Commitment of each Additional Lender as of the Assumption Effective Date. The Additional Commitment of each Additional Lender shall be several and not joint.

(b) The Additional Commitments and the Loans and other extensions of credit made thereunder shall have the same terms as those applicable to the Commitments in effect immediately prior to the Assumption Effective Date and the Loans and other extensions of credit made thereunder, respectively. With effect from the Assumption Effective Date, the Additional Lenders shall constitute “Qualified Additional Lenders” and “Lenders”, the Additional Commitments shall constitute “Commitments” and the loans made thereunder shall constitute “Loans” (and not Other Credit Extensions), in each case for all purposes of the Credit Agreement and the other Loan Documents.

(c) (i) Upon the effectiveness of the Additional Commitments, each Lender immediately prior to such effectiveness will automatically and without further act be deemed to have assigned to each Additional Lender, and each such Additional Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations under the Credit Agreement in outstanding Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations under the Credit Agreement in Letters of Credit held by each Lender (including each such Additional Lender) will equal such Lender’s Pro Rata Share and (ii) if, on the Assumption Effective Date, there are any Loans outstanding, such Loans shall, upon the effectiveness of the Additional Commitments, be prepaid from the proceeds of new Loans made under the Credit Agreement, which prepayment shall be accompanied by accrued interest on the Loans being prepaid and any costs incurred by any Lender in accordance with Section 2.4 of the Credit Agreement.

(d) The Borrower hereby agrees to pay to each Additional Lender, through the Administrative Agent, in immediately available funds, an upfront fee (the “Upfront Fee”) equal to 0.375% of each Additional Lender’s Additional Commitment, as set forth in Schedule 1 hereto, on the Assumption Effective Date. Once paid, the Upfront Fee shall not be refundable under any circumstances.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Holdings, U.S. Holdings, U.S. FinCo and the Borrower, jointly and severally, hereby represents and warrants to the Administrative Agent and each of the other parties hereto that, as of the date hereof and the Assumption Effective Date:

(a) Each Loan Party (i) has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement, and (ii) has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(b) (i) The representations and warranties set forth in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof and the Assumption Effective Date to the same extent as though made on and as of each such date, except (x) to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties were true and correct in all respects) on and as of such earlier date, and (y) the reference to the Effective Date in Section 5.12 of the Credit Agreement shall, for purposes of this Section 3(b), be deemed to refer to the Assumption Effective Date, and (ii) no Default or Event of Default has occurred and is continuing.

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SECTION 4. Conditions to Effectiveness. The effectiveness of this Agreement and the obligations of the Additional Lenders to provide the Additional Commitments are subject to the satisfaction or waiver of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Assumption Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received (i) from each Loan Party, each Additional Lender, the Administrative Agent and Issuing Banks holding a majority of the Letter of Credit Commitments on the date hereof either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include emailed .pdf or other electronic transmission that reproduces an image of the actual executed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received legal opinions, board resolutions and other closing certificates reasonably requested by the Administrative Agent and consistent with those delivered on the Effective Date.

(c) The Administrative Agent shall have received (on behalf of itself and each Additional Lender) all fees and reimbursement of all costs and expenses required to be paid by the Borrower in connection with the transactions contemplated hereby (in the case of reimbursement of costs and expenses, to the extent a written invoice therefor is delivered to the Borrower no later than two Business Days prior to the Assumption Effective Date).

(d) The representations and warranties set forth in Section 3 shall be true and correct, and the Administrative Agent shall have received a certificate to that effect dated as of the Assumption Effective Date and executed by a Responsible Officer of each Loan Party.

The Administrative Agent shall notify the Borrower and the Lenders of the Assumption Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Consent and Reaffirmation. Each Guarantor hereby (i) consents to this Agreement and the transactions contemplated hereby, (ii) agrees that, notwithstanding the effectiveness of this Agreement, the Guaranty continues to be in full force and effect and (iii) affirms and confirms its guarantee of the Obligations as provided in the Guaranty in respect of the Obligations under the Credit Agreement and the other Loan Documents, including the Additional Commitments and the extensions of credit thereunder. The Administrative Agent and each Issuing Bank party hereto hereby approve of each Additional Lender that was not a Lender or an Affiliate of a Lender immediately prior to the Assumption Effective Date.

SECTION 6. Loan Documents. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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SECTION 7. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart of this Agreement. The words “executed”, “signed”, and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or representatives as of the day and year first above written.

TAYLOR MORRISON COMMUNITIES, INC., as the Borrower

By:	/s/ Louis (“Lou”) E. Steffens
Name: Louis (“Lou”) E. Steffens
Title: Executive Vice President and Chief Financial Officer

TAYLOR MORRISON HOME III CORPORATION, as Holdings

By:	/s/ Louis (“Lou”) E. Steffens
Name: Louis (“Lou”) E. Steffens
Title: Executive Vice President and Chief Financial Officer

TAYLOR MORRISON HOLDINGS, INC., as U.S. Holdings

By:	/s/ Louis (“Lou”) E. Steffens
Name: Louis (“Lou”) E. Steffens
Title: Executive Vice President and Chief Financial Officer

TAYLOR MORRISON FINANCE, INC., as U.S. FinCo

By:	/s/ Louis (“Lou”) E. Steffens
Name: Louis (“Lou”) E. Steffens
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Additional Facilities Assumption Agreement]

ATPD, LLC

AV HOMES OF ARIZONA, LLC

AV HOMES OF RALEIGH, LLC

AV HOMES, INC.

AVATAR PROPERTIES INC.

AVH CAROLINAS, LLC

AVH DFW, LLC

AVH EM, LLC

AVH NORTH FLORIDA, LLC

BONTERRA BUILDERS, LLC

DARLING HOMES OF TEXAS, LLC

DFP TEXAS (GP), LLC

JCH GROUP, LLC

ROYAL OAK HOMES, LLC

TAYLOR MORRISON AT CRYSTAL FALLS, LLC

TAYLOR MORRISON COMMUNITIES, INC.

TAYLOR MORRISON ESPLANADE NAPLES, LLC

TAYLOR MORRISON HOLDINGS OF ARIZONA, INC.

TAYLOR MORRISON MARBLEHEAD HOLDINGS, LLC

TAYLOR MORRISON OF CALIFORNIA, LLC

TAYLOR MORRISON OF CAROLINAS, INC.

TAYLOR MORRISON OF COLORADO, INC.

TAYLOR MORRISON OF FLORIDA, INC.

TAYLOR MORRISON OF GEORGIA, LLC

TAYLOR MORRISON OF ILLINOIS, INC.

TAYLOR MORRISON OF TEXAS, INC.

TAYLOR MORRISON PACIFIC POINT HOLDINGS, LLC

TAYLOR MORRISON SERVICES, INC.

TAYLOR MORRISON TRAMONTO HOLDINGS, LLC

TAYLOR MORRISON, INC.

TAYLOR MORRISON/ARIZONA, INC.

TAYLOR WOODROW COMMUNITIES – LEAGUE CITY, LTD.

TAYLOR WOODROW COMMUNITIES AT ARTISAN LAKES, L.L.C.

TAYLOR WOODROW COMMUNITIES AT MIRASOL, LTD.

TAYLOR WOODROW COMMUNITIES AT PORTICO, L.L.C.

TAYLOR WOODROW COMMUNITIES AT ST. JOHNS FOREST, L.L.C.

TAYLOR WOODROW HOMES – CENTRAL FLORIDA DIVISION, L.L.C.

TAYLOR WOODROW HOMES – SOUTHWEST FLORIDA DIVISION, L.L.C.

TM CALIFORNIA SERVICES, INC.

TM HOMES OF ARIZONA, INC.

TM OYSTER HARBOR, LLC

TM RIDGE GP, LLC

TM RIDGE LP, LLC

TW ACQUISITIONS, INC.

TWC/FALCONHEAD WEST, L.L.C.

TWC/MIRASOL, INC.

TWC/STEINER RANCH, LLC

VITALIA AT TRADITION, LLC

TAYLOR MORRISON BTR, INC.

By:	/s/ Darrell C. Sherman
Name: Darrell C. Sherman
Title: Executive Vice President, Chief Legal Officer and Secretary

[Signature Page to Additional Facilities Assumption Agreement]

TM BTR OF ELLSWORTH, LLC
HSP INC.
PH VENTURES-SAN JOSE
PH-LP VENTURES
PH-RIELLY VENTURES
TAYLOR MORRISON NORTHWEST, LLC
PRESLEY CMR, INC.
PRESLEY HOMES
RSI COMMUNITIES – CALIFORNIA LLC
RSI CONSTRUCTION SERVICES LLC
RSI JURUPA VALLEY LLC
SYCAMORE CC, INC.
WILLIAM LYON HOMES
WILLIAM LYON HOMES, INC.
WILLIAM LYON SOUTHWEST, INC.
WLH COMMUNITIES – ALDERWOOD LLC
WLH COMMUNITIES – TEXAS LLC
WLH COMMUNITIES LLC
WLH ONION CREEK LLC
WLH PRADO LLC
WLH STILLWATER LLC
WLH STONEWALL LLC
WLH TRAILS AT LEANDER LLC
TM BTR OF PHOENIX, LLC
TM BTR OF COLORADO, LLC
TM BTR OF FLORIDA, LLC
TM BTR OF CAROLINAS, LLC
TM BTR OF TEXAS, LLC
TM HIGHLAND LAKES MEMBER, LLC
TM SENDERA, LLC
TM 529 MEMBER, LLC
TM 1464 MEMBER, LLC
TM OAKWOOD TRAILS MEMBER, LLC
TAYLOR WOODROW HOMES HOUSTON (GP), L.L.C.
TM BTR AT DECHMAN, LLC
TM BTR AT MCDOWELL, LLC
TM UPTOWN MEMBER, LLC
TM WESTVIEW MEMBER, LLC

By:	/s/ Darrell C. Sherman

Name:	Darrell C. Sherman
Title:	Executive Vice President, Chief Legal Officer and Secretary

[Signature Page to Additional Facilities Assumption Agreement]

LYON WATERFRONT, LLC
MOUNTAIN FALLS, LLC
LYON EAST GARRISON COMPANY I, LLC

By: WILLIAM LYON HOMES, INC.
Its: Sole Member

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President,
Chief Legal Officer and Secretary

WLH ENTERPRISES

By: WILLIAM LYON HOMES, INC.
Its: General Partner

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President,
Chief Legal Officer and Secretary

By: PRESLEY CMR, INC.
Its: General Partner

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President,
Chief Legal Officer and Secretary

CHARLESTON 215, LLC
SOUTH COOPER MOUNTAIN OWNER, LLC

By: WILLIAM LYON HOMES, INC.
Its: Managing Member

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President,
Chief Legal Officer and Secretary

[Signature Page to Additional Facilities Assumption Agreement]

MOUNTAIN FALLS GOLF COURSE, LLC

By: WLH ENTERPRISES
Its: Managing Member

By: William Lyon Homes, Inc.
Its: General Partner

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title	Executive Vice President,
Chief Legal Officer and Secretary

By: PRESLEY CMR, INC.
Its: General Partner

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President,
Chief Legal Officer and Secretary

[Signature Page to Additional Facilities Assumption Agreement]

460 CENTRAL, L.L.C.
BASELINE WOODS SFD I, L.L.C.
BASELINE WOODS SFD II, L.L.C.
BASELINE WOODS WEST, L.L.C.
BETHANY CREEK FALLS, L.L.C.
BROWNSTONE AT ISSAQUAH HIGHLANDS, L.L.C.
BRYANT HEIGHTS, L.L.C.
BULL MOUNTAIN RIDGE, L.L.C.
CALAIS AT VILLEBOIS, L.L.C
CASCADIAN KING COMPANY, L.L.C.
CASCARA AT REDMOND RIDGE, L.L.C.
CEDAR FALLS WAY LLC
CORNELIUS PASS TOWNHOMES, L.L.C.
EDGEWATER TUALATIN, L.L.C.
GRANDE POINTE AT VILLEBOIS, L.L.C.
HIGH POINT III, L.L.C.
HIGHCROFT AT SAMMAMISH, L.L.C.
ISSAQUAH HIGHLANDS INVESTMENT FUND, L.L.C.
LES BOIS AT VILLEBOIS, L.L.C.
MILL CREEK TERRACE, L.L.C.
MURRAY & WEIR SFD, L.L.C.
ORENCO WOODS SFD, L.L.C.
PEASLEY CANYON HOMES, L.L.C.
PNW CASCADIAN COMPANY, L.L.C.
POLYGON AT BRENCHLEY ESTATES, L.L.C.
POLYGON AT SUNSET RIDGE, L.L.C.
POLYGON AT VILLEBOIS II, L.L.C.
POLYGON AT VILLEBOIS III, L.L.C.
POLYGON AT VILLEBOIS IV, L.L.C.
POLYGON AT VILLEBOIS V, L.L.C.
POLYGON NORTHWEST COMPANY, L.L.C.
POLYGON PAYMASTER, L.L.C.
RIDGEVIEW TOWNHOMES, L.L.C.
RIVERFRONT MF, L.L.C.
RIVERFRONT SF, L.L.C.
SILVERLAKE CENTER, L.L.C.
SPANAWAY 230, L.L.C.
SPARROW CREEK, L.L.C.
THE RESERVE AT MAPLE VALLEY, L.L.C.
THE RESERVE AT NORTH CREEK, L.L.C.
TWIN CREEKS AT COOPER MOUNTAIN, L.L.C.
VIEWRIDGE AT ISSAQUAH HIGHLANDS, L.L.C.
W.R. TOWNHOMES F, L.L.C.
CASCADIAN SOUTH L.L.C.

By: TAYLOR MORRISON NORTHWEST, LLC Its: Sole Member

/s/ Darrell C. Sherman
Name: Darrell C. Sherman
Title: Executive Vice President, Chief Legal Officer and Secretary

[Signature Page to Additional Facilities Assumption Agreement]

CITIBANK, N.A., as an Issuing Bank and as the Administrative Agent

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Signature Page to Additional Facilities Assumption Agreement]

GOLDMAN SACHS BANK USA, as an Additional Lender and as an Issuing Bank

By:	/s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

[Signature Page to Additional Facilities Assumption Agreement]

JPMorgan Chase Bank, N.A., as an Additional Lender and as an Issuing Bank

By:	/s/ Nadeige Dang
Name: Nadeige Dang
Title: Executive Director

[Signature Page to Additional Facilities Assumption Agreement]

U.S. Bank National Association, a national bank association, as an Additional Lender and as an Issuing Bank

By:	/s/ David Prowse
Name: David Prowse
Title: Senior Vice President

[Signature Page to Additional Facilities Assumption Agreement]

MIZUHO BANK, LTD., as an Additional Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

[Signature Page to Additional Facilities Assumption Agreement]

TRUST BANK, as an Additional Lender

By:	/s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes Jr.
Title: Director

By:[1]
Name:
Title:

[1]	For any Additional Lender requiring an additional signatory.

[Signature Page to Additional Facilities Assumption Agreement]

WELLS FARGO BANK, N.A., as an Additional Lender

By:	/s/ Brett Sumner
Name: Brett Sumner
Title: Vice President

[Signature Page to Additional Facilities Assumption Agreement]

COMERICA BANK, as an Additional Lender

By:	/s/ Charles Weddell
Name: Charles Weddell
Title: Senior Vice President

[Signature Page to Additional Facilities Assumption Agreement]

Zions Bancorporation, N.A., dba California Bank & Trust , as an Additional Lender

By:	/s/ Stefan Junus
Name: Stefan Junus
Title: Senior Vice President

By:[1]
Name:
Title:

[1]	For any Additional Lender requiring an additional signatory.

[Signature Page to Additional Facilities Assumption Agreement]

Regions Bank, as an Additional Lender

By:	/s/ Daniel Blazei
Name: Daniel Blazei
Title: Vice President

[Signature Page to Additional Facilities Assumption Agreement]

SCHEDULE 1

Additional Commitments

Additional Lenders	Additional Commitments
Goldman Sachs Bank USA	$16,500,000
JPMorgan Chase Bank, N.A.	$16,500,000
U.S. Bank National Association	$16,500,000
Mizuho Bank, Ltd.	$26,500,000
Truist Bank	$26,500,000
Wells Fargo Bank, N.A.	$26,500,000
Comerica Bank	$10,500,000
Zions Bancorporation, N.A. (d/b/a California Bank & Trust)	$10,500,000
Regions Bank	$50,000,000

TOTAL	$200,000,000

Total Commitments

Lenders	Commitments
Goldman Sachs Bank USA	$101,500,000
JPMorgan Chase Bank, N.A.	$101,500,000
U.S. Bank National Association	$101,500,000
Mizuho Bank, Ltd.	$101,500,000
Truist Bank	$101,500,000
Wells Fargo Bank, N.A.	$101,500,000
Citibank, N.A.	$85,000,000
Bank of America, N.A.	$75,000,000
Comerica Bank	$50,500,000
Zions Bancorporation, N.A. (d/b/a California Bank & Trust)	$50,500,000
Regions Bank	$50,000,000
PNC Bank, National Association	$40,000,000
Texas Capital Bank (f/k/a Texas Capital Bank, National Association)	$40,000,000

TOTAL	$1,000,000,000